Summit Global Investments

Prospectus

Summit Global Investments U.S. Low Volatility Equity Fund

Class I Shares (Ticker: SILVX)

Class A Shares (Ticker: LVOLX)
Class C Shares (Ticker: SGICX)

Summit Global Investments Small Cap Low Volatility Fund

Class I Shares (Ticker: SCLVX)

Class A Shares (Ticker: LVSMX)
Class C Shares (Ticker: SMLVX)

Summit Global Investments Global Low Volatility Fund

Class I Shares (Ticker: SGLIX)

Class A Shares (Ticker: SGLAX)
Class C Shares (Ticker: SGLOX)

December 31, 2017

(as revised on March 2, 2018)

of The RBB Fund, Inc.

This prospectus gives vital information about the Summit Global Investments U.S. Low Volatility Equity Fund, the Summit Global Investments Small Cap Low Volatility Fund and the Summit Global Investments Global Low Volatility Fund (each a "Fund" and together the “Funds”), each an investment portfolio of The RBB Fund, Inc. (the "Company"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

A look at the goals, strategies, risks and financial history of the Funds.

Details about the Funds’ service providers.

Policies and instructions for opening, maintaining and closing an account in a Fund.

TABLE OF CONTENTS

SUMMARY SECTIONS	1
U.S. Low Volatility Equity Fund	1
Small Cap Low Volatility Fund	7
Global Low Volatility Fund	12
ADDITIONAL INFORMATION ABOUT EACH FUND’S INVESTMENTS AND RISKS	18
MANAGEMENT OF THE FUNDS	21
Investment Adviser	21
Portfolio Managers	22
SHAREHOLDER INFORMATION	23
Pricing of Fund Shares	23
Sales Charges — Class A Shares ONLY	23
Market Timing	25
Purchase of Fund Shares	26
Redemption of Fund Shares	30
Dividends and Distributions	32
Taxes	32
ADDITIONAL INFORMATION	34
FINANCIAL HIGHLIGHTS	36
Appendix A ̶ PRIOR PERFORMANCE OF SIMILARILY ADVISED ACCOUNTS	A-1
FOR MORE INFORMATION:	Back Cover

SUMMARY SECTIONS

U.S. Low Volatility Equity Fund

Investment Objective

The Summit Global Investments U.S. Low Volatility Equity Fund (for this section only, the "Fund") seeks to outperform the S&P 500® Index over a market cycle while reducing overall volatility. There can be no guarantee that the Fund will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, in the section of the Prospectus entitled "Shareholder Information — Sales Charges" and in the section of the Fund's Statement of Additional Information ("SAI") entitled "Purchase and Redemption Information — Reducing or Eliminating the Front-End Sales Charge."

	Class I	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load)	None	None (1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	1.14%	1.39%	2.14%
Fee Waivers and/or Expense Reimbursements(2)	(0.16%)	(0.16%)	(0.16%)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.98%	1.23%	1.98%

(1)	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
(2)	Summit Global Investments, LLC (the "Adviser"), the Fund's investment adviser, has contractually agreed to waive management fees and reimburse expenses through December 31, 2018 to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 0.98%, 1.23% and 1.98% of the Fund's average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 0.98%, 1.23% or 1.98%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2018 without the approval of the Board of Directors of The RBB Fund, Inc. (the “Company”) If at any time the Fund's Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.98%, 1.23% and 1.98% of the Fund's average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class A Shares or Class C Shares or $1,000,000 in the Class I Shares of the Fund and for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$9,997	$34,638	$61,218	$137,181
Class A	$644	$927	$1,231	$2,093
Class C	$201	$655	$1,135	$2,460

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the fiscal year ended August 31, 2017, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities, primarily common stocks, of companies within the Russell 1000® Index and S&P 500® Index. The Fund's investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market.

The Adviser attempts to lower the Fund's market risk by investing in U.S. equity securities that lower the overall volatility of the Fund's portfolio as compared to the S&P 500® Index. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. The Fund invests in stocks that exhibit less volatile stock price patterns, strengthening business metrics (i.e., earnings, debt, return on assets, competition, customers, industry, etc.) and quantitative factors such as earnings variability, leverage, volatility, price/book, price/cash flow, etc. The Adviser selects securities for the Fund that it anticipates will produce less volatility with more capital protection and more consistent returns. While the Adviser attempts to manage the Fund's volatility, there is no guarantee that the strategy will be successful or that the Fund's portfolio will not experience periods of volatility.

The Fund may sell a stock if the Adviser identifies fundamental, governance or legal risks or if the risk/return ranking declines due to increasing risk and/or decreasing return potential. The Fund may also decrease weight in an investment for risk control purposes.

Principal Risks

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

■ Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

■ Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

■ Warrants Risk. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

■ Low Volatility Risk. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Investing in low volatility stocks may limit the Fund's gains in rising markets.

■ High Portfolio Turnover Risk. The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions and cause higher levels of current tax liability to shareholders of the Fund. A portfolio turnover rate of 100% is considered to be high. For the last fiscal year, the annual portfolio turnover rate of the Fund was lower than 100%, but the Fund's portfolio turnover rate is expected to vary from year to year. The Adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

■ Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

■ Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

■ Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Performance Information

The chart below illustrates the performance of the Fund's Class I Shares (the Class with the longest performance). The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information may be obtained at www.summitglobalinvestments.com or by calling 1-855-744-8500.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31*

*	The returns in the bar chart are for Class I Shares. Class A Shares and Class C Shares would have substantially similar annual returns because each class of shares would have invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses. The Fund’s Class A Shares are subject to a sales charge (load). Sales charges (loads) or account fees are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.

Best and Worst Quarterly Performance (for the period reflected in the chart above):
Best Quarter: 13.53% (quarter ended March 31, 2013)
Worst Quarter: -2.33% (quarter ended June 30, 2015)

Year-to-date total return for the nine months ended September 30, 2017: 8.54%

AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund's Class I, Class A and Class C Shares average annual total returns for the periods indicated to the average annual total returns of a broad-based securities market index for the same periods. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

		Average Annual Total Returns for the Periods Ended December 31, 2016
U.S. Low Volatility Equity Fund	1 Year	Since Inception
Class I Shares*
Return Before Taxes	8.84%	11.69%
Return After Taxes on Distributions(1)	8.19%	10.60%
Return After Taxes on Distributions and Sale of Fund Shares(1)	5.55%	9.05%
S&P 500® Index (reflects reinvestment of dividends)	11.96%	13.02%
Class A Shares**
Return Before Taxes	2.88%	1.42%
Class C Shares***
Return Before Taxes	7.13%	7.13%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

*	Class I Shares of the Fund commenced operations on February 29, 2012.

**	Class A Shares of the Fund commenced operations on October 29, 2015.

***	Class C Shares of the Fund commenced operations on December 31, 2015.

Management of the Fund

Investment Adviser

Summit Global Investments, LLC

Portfolio Managers

David Harden
President of the Adviser
Portfolio Manager of the Fund since inception

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class I	$1,000,000
Class A	$2,500
Class C	$2,500

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange ("NYSE") is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals. Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail:

Summit Global Investments U.S. Low Volatility Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight Mail:
Summit Global Investments U.S. Low Volatility Equity Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Purchase and Redemption By Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC (the "Transfer Agent") at 855-744-8500 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

If you select the option on your account application, you may call the Transfer Agent at 855-744-8500.

Tax Information

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION

Small Cap Low Volatility Fund

Investment Objective

The Summit Global Investments Small Cap Low Volatility Fund (for this section only, the "Fund") seeks to outperform the Russell 2000® Index over a market cycle while reducing overall volatility. There can be no guarantee that the Fund will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, in the section of the Prospectus entitled "Shareholder Information — Sales Charges" and in the section of the Fund's Statement of Additional Information ("SAI") entitled "Purchase and Redemption Information — Reducing or Eliminating the Front-End Sales Charge."

	Class I	Class A (formerly Retail Class)	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load)	None	None(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses	1.26%	1.26%	1.26%
Acquired Fund Fees and Expenses(2)	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	2.40%	2.65%	3.40%
Less Fee Waivers and/or Expense Reimbursements(3)	(0.98%)	(0.98%)	(0.98%)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.42%	1.67%	2.42%

(1)	Effective January 1, 2018, a contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

(2)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the "Financial Highlights" section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(3)	Summit Global Investments, LLC (the "Adviser"), the Fund's investment adviser, has contractually agreed to waive management fees and reimburse expenses through December 31, 2018 to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 1.23%, 1.48% and 2.23% of the Fund's average daily net assets attributable to Class I Shares, Class A and Class C Shares, respectively. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.23%, 1.48% or 2.23%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2018 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund's Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.23%, 1.48% and 2.23% of the Fund's average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class A Shares or Class C Shares or $1,000,000 in the Class I Shares of the Fund and for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$14,454	$65,474	$119,181	$266,153
Class A	$686	$1,217	$1,773	$3,283
Class C	$245	$954	$1,685	$3,619

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the fiscal year ended August 31, 2017, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities, primarily common stocks of U.S. issuers with small market capitalizations. A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Index. The Russell 2000® Index is a small cap stock market index measuring the performance of approximately 2,000 small cap U.S. companies. As of November 30, 2016, the median market capitalization of this index was $780 million and the largest stock was $8.3 billion. The Fund's investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market.

The Adviser attempts to lower the Fund's market risk by investing in U.S. equity securities that lower the overall volatility of the Fund's portfolio as compared to the Russell 2000® Index. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. The Fund invests in stocks that exhibit less volatile stock price patterns, strengthening business metrics (i.e., earnings, debt, return on assets, competition, customers, industry, etc.) and quantitative factors such as earnings variability, leverage, volatility, price/book, price/cash flow, etc. The Adviser selects securities for the Fund that it anticipates will produce less volatility with more protection against significant losses and more consistent returns. While the Adviser attempts to manage the Fund's volatility, there is no guarantee that the strategy will be successful or that the Fund's portfolio will not experience periods of volatility.

The Fund may sell a stock if it no longer meets one or more investment criteria, including if the Adviser identifies fundamental, governance or legal risks or if the risk/return ranking declines due to increasing risk and/or decreasing return potential.

Principal Risks

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

■ Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

■ Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities

■ High Portfolio Turnover Risk. The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions and cause higher levels of current tax liability to shareholders of the Fund. A portfolio turnover rate of 100% is considered to be high. For the fiscal period, the annual portfolio turnover rate of the Fund was lower than 100%, but the Fund's portfolio turnover rate is expected to vary from year to year. The Adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

■ Low Volatility Risk. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Investing in low volatility stocks may limit the Fund's gains in rising markets.

■ Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

■ Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

■ Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

■ Small Cap Risk. Stocks of small companies may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Additionally, the trading volume of small company securities may make them more difficult to sell than those of larger companies. Moreover, the lack of an efficient market for the securities may make them difficult to value.

■ Warrants Risk. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Performance Information

Because the Fund has less than one full calendar year of performance, no performance information has been included. Updated performance information may be obtained at www.summitglobalinvestments.com or by calling 855-744-8500.

Management of the Fund

Investment Adviser

Summit Global Investments, LLC

Portfolio Managers

David Harden
President of the Adviser
Portfolio Manager of the Fund since 2016

Richard Thawley
Portfolio Manager of the Fund since 2016

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class I	$1,000,000
Class A	$2,500
Class C	$2,500

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange ("NYSE") is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals. Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail:

Summit Global Investments Small Cap Low Volatility Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight Mail:
Summit Global Investments Small Cap Low Volatility Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Purchase and Redemption By Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC (the "Transfer Agent") at 855-744-8500 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

If you select the option on your account application, you may call the Transfer Agent at 855-744-8500.

Tax Information

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION

Global Low Volatility Fund

Investment Objective

The investment objective of the Summit Global Investments Global Low Volatility Fund (the "Fund") is to seek long-term capital appreciation. There can be no guarantee that the Fund will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts on Class A Shares if you invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, in the section of the Prospectus entitled "Shareholder Information — Sales Charges" and in the section of the Fund's Statement of Additional Information ("SAI") entitled "Purchase and Redemption Information — Reducing or Eliminating the Front-End Sales Charge."

	Class I	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load)	None	None(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(2)
Management Fees(3)	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.32%	1.57%	2.32%
Less Fee Waivers and/or Expense Reimbursements(4)	(0.48%)	(0.48%)	(0.48%)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.84%	1.09%	1.84%

(1)	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
(2)	The expense information has been restated to reflect current fees.
(3)	Prior to March 24, 2017, the management fee was 0.65%.
(4)	Summit Global Investments, LLC (the "Adviser"), the Fund's investment adviser, has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, extraordinary expenses, short sale dividend expenses, brokerage commissions and interest) exceed 0.84% for Class I Shares, 1.09% for Class A Shares and 1.84% for Class C Shares until December 31, 2018. Prior to such date, this contractual agreement may only be terminated by the Fund's Board of Directors. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, extraordinary expenses, short sale dividend expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $1,000,000 in Class I Shares or $10,000 in Class A Shares or Class C Shares of the Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$8,575	$37,094	$67,751	$154,828
Class A Shares	$630	$950	$1,292	$2,256
Class C Shares	$187	$678	$1,197	$2,619

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the portfolio turnover rate of the Fund was 247% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, significantly (ordinarily at least 40% - unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund defines non-U.S. companies as companies that (i) are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets or derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States.

The Fund's investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund primarily utilizes American Depository Receipts (ADRs) for exposure to non-U.S. equities.

The Adviser attempts to lower the Fund's market risk by investing in equity securities that lower the overall volatility of the Fund's portfolio as compared to global equity benchmarks. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. The Fund invests in stocks that exhibit less volatile stock price patterns, strengthening business metrics (i.e., earnings, debt, return on assets, competition, customers, industry, etc.) and quantitative factors such as earnings variability, leverage, volatility, price/book, price/cash flow, etc. The Adviser selects securities for the Fund that it anticipates will produce less volatility with more capital protection and more consistent returns. While the Adviser attempts to manage the Fund's volatility, there is no guarantee that the strategy will be successful or that the Fund's portfolio will not experience periods of volatility.

The Fund may sell a stock if the Adviser identifies fundamental, governance or legal risks or if the risk/return ranking declines due to increasing risk and/or decreasing return potential. The Fund may also decrease weight in an investment for risk control purposes.

Principal Risks

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

■ Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

■ Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

■ Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

■ Low Volatility Risk. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Investing in low volatility stocks may limit the Fund's gains in rising markets.

■ Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

■ Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

■ Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

■ Warrants Risk. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Performance Information

Returns shown were generated under the management of the Fund’s former investment adviser and reflect a previous investment strategy. The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the "Predecessor Fund"). Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization (the "Reorganization"). The Reorganization occurred on March 21, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. The performance shown for periods prior to March 21, 2014 is that of the Predecessor Fund. The bar chart and performance table below provide an indication of the risk of an investment in the Fund.

The Board approved the Adviser to serve as the Global Low Volatility Fund’s investment adviser effective January 1, 2017. Returns shown for periods prior to January 1, 2017 were generated under the management of the Global Low Volatility Fund’s former investment adviser.

The chart below illustrates the performance of the Fund’s Class I Shares. Performance for Class A Shares and Class C Shares is not shown because Class A Shares and Class C Shares had not commenced operations prior to the date of this Prospectus. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information may be obtained at www.summitglobalinvestments.com or by calling 855-744-8500

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best and Worst Quarterly Performance (for the period reflected in the chart above):
Best Quarter: 23.87% (quarter ended September 30, 2013)
Worst Quarter: (16.50) % (quarter ended September 30, 2011)

Year-to-date total return for the nine months ended September 30, 2017: 19.15%

AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund's Class I Shares average annual total returns for the periods indicated to the average annual total returns of broad-based securities market indices for the same periods. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

		Average Annual Total Returns for the Periods Ended December 31, 2016
Global Low Volatility Fund	1 Year	5 Years	Since Inception (April 1, 2009)*
Return Before Taxes	-10.31%	9.24%	17.45%
Return After Taxes on Distributions(1)	-10.31%	7.50%	15.44%
Return After Taxes on Distributions and Sale of Fund Shares	-5.84%	6.83%	13.78%
MSCI ACWI Index(2) (reflects no deductions for fees, expenses or taxes)	8.48%	9.96%	12.93%
Russell 1000® Growth Index(2) (reflects no deductions for fees, expenses or taxes)	7.08%	14.05%	16.98%

*	While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009.
(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").
(2)	Effective January 2017, the Fund discontinued the use of the Russell 1000® Growth Index and replaced it with the MSCI ACWI Index. The Fund believes that use of the MSCI ACWI Index provides a better comparative benchmark since it more appropriately reflects the securities in which the Fund may invest.

Management of the Fund

Investment Adviser

Summit Global Investments, LLC

Portfolio Managers

David Harden
President of the Adviser
Portfolio Manager of the Fund since 2017

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class I	$1,000,000
Class A	$2,500
Class C	$2,500

You can only purchase and redeem Shares of the Fund on days the New York Stock Exchange ("NYSE") is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption by Mail:

Regular Mail:
Summit Global Investments Global Low Volatility Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:
Summit Global Investments Global Low Volatility Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Purchase and Redemption by Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC (the "Transfer Agent") at 855-744-8500 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

If you select the option on your account application, you may call the Transfer Agent at 855-744-8500.

Tax Information

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT EACH FUND’S INVESTMENTS AND RISKS

This section provides some additional information about the Funds’ investments and certain portfolio management techniques that the Funds may use. More information about the Funds’ investments and portfolio management techniques, and related risks, is included in the Statement of Additional Information ("SAI").

Investment Objectives

Each Fund's investment objective may be changed by the Board of Directors (the “Board”) of The RBB Fund, Inc. (the "Company") without shareholder approval. Shareholders will, however, receive 60 days' prior notice of any changes. Any such changes may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

The Summit Global Investments U.S. Low Volatility Equity Fund (the “U.S. Low Volatility Equity Fund”) invests in stocks that exhibit lower volatile stock price patterns strengthening business metrics and quantitative factors that the Adviser anticipates will produce lower volatility. The U.S. Low Volatility Equity Fund may sell a stock if it no longer meets one or more investment criteria, including if the Adviser identifies fundamental, governance or legal risks or if the risk/return ranking declines due to increasing risk and/or decreasing return potential.

Portfolio Composition

The U.S. Low Volatility Equity Fund has a policy to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities, primarily common stocks, of companies within the Russell 1000® Index and S&P 500® Index (for this paragraph only, the "80% Policy"). This policy is non-fundamental and can be changed by the Board upon 60 days' prior notice to shareholders. The U.S. Low Volatility Equity Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the U.S. Low Volatility Equity Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.

SUMMIT GLOBAL INVESTMENTS SMALL CAP LOW VOLATILITY FUND

The Summit Global Investments Small Cap Low Volatility Fund (the “Small Cap Low Volatility Fund”) invests in stocks that exhibit lower volatile stock price patterns strengthening business metrics and quantitative factors that the Adviser anticipates will produce lower volatility. The Small Cap Low Volatility Fund may sell a stock if it no longer meets one or more investment criteria, including if the Adviser identifies fundamental, governance or legal risks or if the risk/return ranking declines due to increasing risk and/or decreasing return potential.

Portfolio Composition

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities, primarily common stocks of U.S. issuers with small market capitalizations (for this paragraph only, the "80% Policy"). A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Index. The Russell 2000® Index is a small cap stock market index measuring the performance of approximately 2,000 small cap U.S. companies. As of November 30, 2016, the median market capitalization of this index was $780 million and the largest stock was $8.3 billion. This policy is non-fundamental and can be changed by the Board upon 60 days' prior notice to shareholders. The Small Cap Low Volatility Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Small Cap Low Volatility Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.

SUMMIT GLOBAL INVESTMENTS GLOBAL LOW VOLATILITY FUND

The Summit Global Investments Global Low Volatility Fund (the “Global Low Volatility Fund”) invests in both U.S. and foreign stocks that exhibit lower volatile stock price patterns strengthening business metrics and quantitative factors that the Adviser anticipates will produce lower volatility. The Global Low Volatility Fund may sell a stock if it no longer meets one or more investment criteria, including if the Adviser identifies fundamental, governance or legal risks or if the risk/return ranking declines due to increasing risk and/or decreasing return potential.

Portfolio Composition

Under normal circumstances, the Fund will invest significantly (ordinarily at least 40% - unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund defines non-U.S. companies as companies that (i) are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets or derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States.

Additional Information About Each Fund's Principal Investments and Risks

Equity and Equity-Related Securities. Each Fund will invest in equity securities as part of its principal investment strategies, including exchange-traded and over-the-counter common and preferred stocks, warrants and convertible securities. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant's expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. The market value of a portfolio holding may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Decreases in market value of a Fund's portfolio securities could adversely affect the Fund's NAV.

Convertible Securities. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed income securities will decline in value.

Portfolio Turnover. Each Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from a Fund's performance.

Mid-Cap Companies. The U.S. Low Volatility Equity Fund may invest in mid-cap company securities as part of its principal investment strategies. Investing in securities of companies with mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

Other Investment Companies. Each Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, a Fund may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. Rule 12d1-1 under the Investment Company Act of 1940, as amended, permits a Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund's investment objectives and policies. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Foreign Investments. The Global Low Volatility Fund will invest in foreign investments as part of its principal investment strategies. International investing is subject to special risks, including political, social or economic instability, and differences in taxation, auditing and other financial practices. The Global Low Volatility Fund will invest in securities of foreign issuers that are traded or denominated in U.S. Dollars primarily through depositary receipts. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

Securities Lending. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund's total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending a Fund's portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Borrowing. Each Fund may borrow money for temporary or emergency (not leveraging) purposes. A Fund will not make any additional investments while borrowings exceed 5% of its total assets.

Temporary Investments. Each Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Broad-Based Securities Market Index

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

The Russell 2000® Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (“DM”) and 23 Emerging Markets (“EM”) countries.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds’ SAI. The SAI is incorporated herein.

MANAGEMENT OF THE FUNDS

Investment Adviser

Summit Global Investments, LLC (the "Adviser") serves as the Funds’ investment adviser. The Adviser's principal address is 620 South Main St., Bountiful, Utah 84010. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts. The Adviser is 100% privately-owned, and was founded in 2010.

The Board approved the Adviser to serve as the Global Low Volatility Fund’s investment adviser effective January 1, 2017. Returns shown for periods prior to January 1, 2017 were generated under the management of the Global Low Volatility Fund’s former investment adviser.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.70%, 0.95%, and 0.70% of the U.S. Low Volatility Equity Fund's, the Small Cap Low Volatility Fund’s, and the Global Low Volatility Fund’s average daily net assets, respectively. Prior to March 24, 2017, the management fee was 0.65% for the Global Low Volatility Fund. The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2018 to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) of the U.S. Low Volatility Equity Fund exceed 0.98%, 1.23% and 1.98% of the Fund's average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively. The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2018 to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) of the Small Cap Low Volatility Fund exceed 1.23%, 1.48% and 2.23% of the Fund's average daily net assets attributable to Class I Shares, Class A and Class C Shares, respectively. The Adviser has contractually agreed to waive all or a portion of its advisory fee and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding certain items discussed below) of the Global Low Volatility Fund from exceeding 0.84% of the average daily net assets attributable to Class I Shares, 1.09% of the average daily net assets attributable to Class A Shares and 1.84% of the average daily net assets attributable to Class C Shares until December 31, 2018.

In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses with respect to the U.S. Low Volatility Equity Fund, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses for Class I Shares, Class A Shares and Class C Shares, respectively, to exceed 0.98%, 1.23% or 1.98%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2018 without the approval of the Board. For the fiscal year ended August 31, 2017, after waivers, the Adviser received 0.54% of the U.S. Low Volatility Equity Fund's average net assets in investment advisory fees from the Fund. Had fee waivers not been in place, the Adviser would have received 0.70% of the Fund's average net assets in advisory fees from the Fund.

In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses with respect to the Small Cap Low Volatility Fund, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses for Class I Shares, Class A and Class C Shares, respectively, to exceed 1.23%, 1.48% or 2.23%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2018 without the approval of the Board. If at any time the Fund's Total Annual Fund Operating Expenses with respect to Class I Shares, Class A Shares and Class C Shares for that year are less than 1.23%, 1.48% or 2.23%, as applicable, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. For the fiscal year ended August 31, 2017, after waivers, the Adviser received 0.00% of the Small Cap Low Volatility Fund’s average net assets in investment advisory fees from the Fund. Had fee waivers not been in place, the Adviser would have received 0.95% of the Fund’s average net assets in advisory fees from the Fund.

In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses with respect to the Global Low Volatility Fund, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses for Class I Shares, Class A and Class C Shares, respectively, to exceed 0.84%, 1.09% or 1.84%, as applicable: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2018 without the approval of the Board. If at any time the Fund's Total Annual Fund Operating Expenses with respect to Class I Shares, Class A Shares and Class C Shares for that year are less than 0.84%, 1.09% or 1.84%, as applicable, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. For the fiscal year ended August 31, 2017, after waivers, the Adviser received 0.19% of the Global Low Volatility Fund’s average net assets in investment advisory fees from the Fund. Had fee waivers not been in place, the Adviser would have received 0.70% of the Fund’s average net assets in advisory fees from the Fund.

A discussion regarding the basis for the Board’s approval of the investment advisory agreements for the U.S. Low Volatility Equity Fund, the Small Cap Low Volatility Fund, and the Global Low Volatility Fund with the Adviser is available in the Funds’ annual report to shareholders for the fiscal year ended August 31, 2017.

Portfolio Managers

The President of the Adviser, David Harden, is primarily responsible for the day-to-day management of each Fund's investment portfolio. Mr. Harden founded the Adviser in 2010, and has managed the U.S. Low Volatility Equity Fund and Small Cap Low Volatility Fund since their inception dates of February 29, 2012 and March 31, 2016, respectively. Mr. Harden has managed the Global Low Volatility Fund since January 1, 2017. He started his career in 1993 and has worked for such firms as Fidelity Investments, Wellington Management and Evergreen Investments. From 2007 to 2012, Mr. Harden worked with Ensign Peak Advisors, Inc., most recently as Vice President and Senior Portfolio Manager, where he managed and oversaw day-to-day research, portfolio management and trading for all index, quantitative and low volatility strategies.

Richard Thawley is a Portfolio Manager of the Adviser and is responsible for the day-to-day management of the Small Cap Low Volatility Fund’s portfolio. Mr. Thawley joined the Adviser in 2013 as an Investment Analyst. Mr. Thawley has a BS from Brigham Young University. From 2009 to 2010, Mr. Thawley worked as a marketing analyst at Aegon, N.V. From 2010 to 2011, he worked as an analyst at Provident Generation. From 2012 to 2013, Mr. Thawley worked at BYU Broadcasting as a research analyst.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Class I Shares and Class C Shares of the Funds are sold at their net asset value ("NAV"). Class A Shares of the Funds are sold at their NAV, plus a front-end sales charge, if applicable. The NAV per share of each class of shares of the Funds is calculated as follows:

Each Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Due to the fact that different expenses are charged to each Class of shares, the NAV of each Class of a Fund may vary. A Fund will effect purchases of Fund shares at the NAV next calculated after receipt by the Transfer Agent of your purchase order in good order. The Funds will effect redemptions of Fund shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order.

A Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and deemed representative of market values at the close of the market.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded and closed-end funds will be valued at their market price.

If market quotations are unavailable or deemed unreliable by the Funds’ administrator, in consultation with the Adviser, securities will be valued by the Adviser in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Sales Charges — Class A Shares ONLY

General. Purchases of Class A Shares of the Funds are subject to a front-end sales charge of up to five and one-quarter percent (5.25%) of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Prior to January 1, 2018, Class A Shares (formerly Retail Shares) of the Small Cap Low Volatility Fund were not subject to the front-end sales charge. Sales charges are not imposed on shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term "offering price" includes the front-end sales charge.

Amount of Purchase of Class A Shares	Sales Charge as a % of Offering Price	Commission as a % of Offering Price
Less than $50,000	5.25%	4.75%
At least $50,000 but less than $100,000	4.75%	4.25%
At least $100,000 but less than $250,000	3.50%	3.25%
At least $250,000 but less than $500,000	2.50%	2.25%
At least $500,000 but less than $750,000	2.00%	1.90%
At least $750,000 but less than $1,000,000	1.50%	1.45%
$1,000,000 or greater	None *	**

*	No sales charge is payable at the time of purchase on investments of $1,000,000 or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 18 months following any such purchase. See the section entitled "Contingent Deferred Sales Charge on Certain Redemptions."

**	Brokers who initiate and are responsible for purchases of $1,000,000 or more may receive a commission of up to 1% of the offering price of Class A Shares.

Rights of Accumulation. You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of another Fund. You may also combine your new purchase of Class A shares of a Fund with Class C shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Shares for their own accounts, including Shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”), solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchase Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase Shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss Rights of Accumulation with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Adviser (collectively, “Service Organizations”).

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in rights of accumulation.

Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Funds’ Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.25% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with the Funds, you can aggregate your accounts as well as accounts defined in the Combined Purchase Privilege section of the prospectus.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Sales Charge Waivers. The Funds sell Class A Shares at NAV without imposition of a sales charge to the following persons:

■ current and retired (as determined by the Adviser) employees of the Adviser and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee;

■ any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

■ Directors of the Company and registered representatives of Service Organizations;

■ existing advisory clients of the Adviser on purchases effected by transferring all or a portion of their investment management or trust account to the Fund, provided that such account had been maintained for a period of six months prior to the date of purchase of Fund shares;

■ trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $50,000;

■ employer-sponsored retirement plans with assets of at least $50,000 or 25 or more eligible participants; and

■ accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Distributor.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding shares of the Fund held by you or your immediate family household members.

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1,000,000 or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 18 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is further discussed in the SAI.

Market Timing

In accordance with the policy adopted by its Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

Shares representing interests in a Fund are offered continuously for sale by Quasar Distributors, LLC (the "Distributor").

The Board has approved a Distribution Agreement and adopted Plans of Distribution for Class A Shares and Class C Shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Distributor is entitled to receive from each respective Fund a distribution fee with respect to Class A Shares and Class C Shares of the Funds, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and of up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plans is agreed upon by the Board and by the Distributor. Because these fees are paid out of each respective Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class A Shares and Class C Shares and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of Class A Shares and Class C Shares, (ii) ongoing servicing and/or maintenance of the accounts of Class A and Class C shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of Class A Shares and Class C Shares, all as set forth in the Plans. Ongoing servicing and/or maintenance of the accounts of Class A and Class C shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the respective Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See "Purchases Through Intermediaries" below.

The Plans obligate each respective Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class A Shares and Class C Shares the fee agreed to under the Distribution Agreement. Payments under the Plans are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries. Shares of the Funds may also be available through Service Organizations. Certain features of the shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by a Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund's NAV, plus any applicable sales charge, next computed after they are deemed to have been received by the Service Organization or its authorized designee.

For administration, sub-accounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase shares of the Funds at the NAV per share, plus any applicable sales charge, next calculated after your order is received by the Transfer Agent in good order as described below. Each Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company's records. The minimum initial investment in the Funds is $1,000,000 for Class I Shares and $2,500 for Class A Shares and Class C Shares and there is no minimum subsequent investment amount. The minimum initial investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase shares of the Funds on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. Subject to acceptance by the Funds, an account may be opened by completing and signing an Account Application and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Fund that you are purchasing. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Regular Mail: Summit Global Investments Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Mail: Summit Global Investments Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV plus any applicable sales charges next computed after the time the application and funds are received in proper order and accepted by the Funds. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

Initial Investment By Wire. If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:

U.S. Bank National Association

777 East Wisconsin Ave

Milwaukee WI 53202

ABA 075000022

Credit:

U.S. Bancorp Fund Services

Account #112-952-137

For Further Credit to:

[Summit Fund Name]

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments – By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase. Investors may purchase additional shares of the Funds by calling 1-855-744-8500. If you did not decline this option on your account application, and your account has been open for at least 15 calendar days, telephone orders, in amounts of $100 or more, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Additional Investments. Additional investments may be made at any time by purchasing shares at the NAV per share plus any applicable sales charge of a Fund by mailing a check to the Transfer Agent at the address noted above under “Investment by Mail” or by wiring as outlined above under “Investment by Wire”. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date.

Automatic Investment Plan. Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly, semi-annual or annual basis. In order to participate in the Automatic Investment Plan, your financial institution must be a member of the Automated Clearing House (ACH) network. Minimum monthly payments are $100 for Class A Shares and Class C Shares and $1,000 for Institutional Class Shares. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ transfer agent at 1-855-744-8500. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Retirement Plans/IRA Accounts. The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-855-744-8500 for information on:

•	Individual Retirement Plan, including Traditional IRAs and Roth IRAs
•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs
•	Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, Shares of the Funds may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by a Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividends, subscriptions, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on securities transferred to the Funds.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Funds. The Adviser will monitor each Fund’s total assets and may, subject to Board approval, decide to close a Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen a Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a. persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b. employees of the Adviser and their spouses, parents and children; and

c. Directors of the Company.

Distributions to all shareholders of a closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of a Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for shares will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.

The Adviser is authorized to waive the minimum initial and subsequent investment requirements.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered (i.e. the purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the Fund). Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Mailing addresses containing only a P. O. Box will not be accepted. Effective May 11, 2018, if you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. If you need additional assistance when completing your account application, please contact the Transfer Agent at 1-855-744-8500.

Applications without the required information, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Redemption of Fund Shares

You may redeem shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. A Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem shares of a Fund on days the NYSE is open and through the means described below.

You may redeem shares of a Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to [Summit Fund Name], c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or for overnight delivery to [Summit Fund Name], c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and must include:

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record; and
•	If a change of address was received by the Transfer Agent within the last 15 calendar days.

The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Redemption By Telephone. If you did not decline telephone options on your account application, you may initiate a redemption of shares in the amount up to the total value of the account by calling the Transfer Agent at 1-855-744-8500.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time)

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

IRA and other retirement plan redemptions

If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-855-744-8500. Investors will be asked whether or not to withhold taxes from any distribution.

Other Redemption Information. Redemption proceeds for shares of a Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Company may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when your request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration, all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Involuntary Redemption. The Funds reserve the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption or an exchange request.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Funds may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Dividends and Distributions

Each Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

Each Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

The ex-dividend, record and payable dates of any annual distribution will be available by calling 855-744-8500.

All distributions are reinvested in the form of additional full and fractional shares unless you elect one the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or (3) receive all distributions in cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at a Fund's current net asset value, and to reinvest all subsequent distributions. You may change the distribution option on your account as any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before a Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund's securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your cost basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, a Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information when such shares are sold. The Funds have elected to use the average cost method, unless you instruct a Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. Each Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as a Fund, however, dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) are generally exempt from the 30% withholding tax.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares of a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in a Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain U.S. territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Funds’ SAI.

ADDITIONAL INFORMATION

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-744-8500 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholder, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-855-744-8500 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS

The following tables set forth certain financial information for the periods indicated. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions.

This information for the Summit Global Investments U.S. Low Volatility Equity Fund and the Summit Global Investments Small Cap Low Volatility Fund has been derived from the financial statements and has been audited by Ernst & Young LLP, the independent registered public accounting firm.

This information for the years ended 2017, 2016, 2015 and 2014 for the Summit Global Investments Global Low Volatility Fund has been derived from the financial statements and has been audited by BBD, LLP, the Fund’s independent registered public accounting firm. The Summit Global Investments Global Low Volatility Fund’s information for the fiscal years ended September 30, 2013 and September 30, 2012 has been audited by the Predecessor Fund's independent registered public accounting firm. Class A Shares and Class C shares of the Fund had not commenced operations as of the fiscal year ended August 31, 2017, and therefore no financial highlights information is presented for these Classes of the Summit Global Investments Global Low Volatility Fund.

This information should be read in conjunction with the Funds’ financial statements which, together with the report of the independent registered public accounting firm, are included in the Funds’ annual reports, which are available upon request (see back cover for ordering instructions).

	U.S. Low Volatility Equity Fund — Class I Shares
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$14.69	$13.78	$13.72	$11.85	$10.18
Net investment income/(loss)(1)	0.22	0.21	0.21	0.16	0.15
Net realized and unrealized gain/(loss) on investments(2)	0.90	1.66	0.44	2.01	1.64
Net increase/(decrease) in net assets resulting from operations	1.12	1.87	0.65	2.17	1.79
Dividends and Distributions to Shareholders from:
Net investment income	(0.16)	(0.21)	(0.16)	(0.08)	(0.05)
Net realized gains	(0.22)	(0.75)	(0.43)	(0.22)	(0.07)
Total Dividends and Distributions to Shareholders	(0.38)	(0.96)	(0.59)	(0.30)	(0.12)
Net asset value, end of period	$15.43	$14.69	$13.78	$13.72	$11.85
Total investment return(3)	7.73%	13.99%	4.82%	18.57%	17.78%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$91,977	$106,110	$72,850	$60,266	$25,638
Ratio of expenses to average net assets with waivers and reimbursements	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets without waivers and reimbursements	1.14%	1.14%	1.20%	1.35%	2.74%
Ratio of net investment income/(loss) to average net assets	1.32%	1.49%	1.47%	1.25%	1.34%
Portfolio turnover rate(4)	31%	41%	42%	110%	81%

(1)	The selected per share data was calculated based on average shares outstanding method for the period.
(2)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

U.S. Low Volatility Equity Fund — Class A
	For the Year ended August 31, 2017	For the Period October 29, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$14.67	$14.69
Net investment income/(loss)(2)	0.16	0.14
Net realized and unrealized gain/(loss) on investments(3)	0.92	0.79
Net increase/(decrease) in net assets resulting from operations	1.08	0.93
Dividends and Distributions to Shareholders from:
Net investment income	(0.13)	(0.20)
Net realized gains	(0.22)	(0.75)
Total dividends and distributions to shareholders	(0.35)	(0.95)
Net asset value, end of period	$15.40	$14.67
Total investment return(4)	7.48%	6.74	%(5)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$22,195	$19,288
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.39%	1.38	%(6)
Ratio of net investment income/(loss) to average net assets	1.07%	1.15	%(6)
Portfolio turnover rate(7)	31%	41	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect Sales Charge.
(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio Turnover Rate is calculated for the Fund, as a whole, for the entire period.

U.S. Low Volatility Equity Fund — Class C
	For the Year Ended August 31, 2017	For the Period December 31, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$14.51	$13.57
Net investment income/(loss)(2)	0.04	0.03
Net realized and unrealized gain/(loss) on investments(3)	0.93	0.91
Net Increase in net assets resulting from operations	0.97	0.94
Dividends and distributions to shareholders from:
Net investment income	(0.11)	—
Net realized capital gains	(0.22)	—
Total dividends and distributions to shareholders	(0.33)	—
Net asset value, end of period	$15.15	$14.51
Total investment return(4)	6.74%	6.93	%(5)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,226	$373
Ratio of expenses to average net assets with waivers and reimbursements	1.98%	1.99	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.15%	2.16	%(6)
Ratio of net investment income/(loss) to average net assets	0.30%	0.32	%(6)
Portfolio turnover rate(7)	31%	41	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio Turnover Rate is calculated for the Fund, as a whole, for the entire period.

Small Cap Low Volatility Fund — Class I Shares
	For the Year ended August 31, 2017	For the Period March 31, 2016(1) through August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.83	$10.00
Net investment income/(loss)(2)	0.04	0.02
Net realized and unrealized gain/(loss) on investments(3)	1.57	0.81
Net increase/(decrease) in net assets resulting from operations	1.61	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.05)	—
Net realized capital gains	— (7)	—
Total dividends and distributions to shareholders	(0.05)	—
Net asset value, end of period	$12.39	$10.83
Total investment return(4)	14.86%	8.30	%(5)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$12,919	$10,095
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.21%	4.43	%(6)
Ratio of net investment income/(loss) to average net assets	0.31%	0.53	%(6)
Portfolio turnover rate(8)	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio Turnover rate is calculated for the Fund, as a whole, for the entire period.

Small Cap Low Volatility Fund — Class A Shares (formerly, Retail Shares)
	For the Year ended August 31, 2017	For the Period March 31, 2016(1) through August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.83	$10.00
Net investment income/(loss)(2)	0.01	0.01
Net realized and unrealized gain/(loss) on investments(3)	1.57	0.82
Net increase/(decrease) in net assets resulting from operations	1.58	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.03)	—
Net realized capital gains	— (7)	—
Total dividends and distributions to shareholders	(0.03)	—
Net asset value, end of period	$12.38	$10.83
Total investment return(4)	14.63%	8.30	%(5)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,132	$2,010
Ratio of expenses to average net assets with waivers and reimbursements	1.48%	1.48	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.44%	4.68	%(6)
Ratio of net investment income/(loss) to average net assets	0.06%	0.28	%(6)
Portfolio turnover rate(8)	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

Small Cap Low Volatility Fund — Class C Shares
	For the Year ended August 31, 2017	For the Period March 31, 2016(1) through August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.80	$10.00
Net investment income/(loss)(2)	(0.08)	(0.02)
Net realized and unrealized gain/(loss) on investments(3)	1.55	0.82
Net increase/(decrease) in net assets resulting from operations	1.47	0.80
Dividends and distributions to shareholders from:
Net realized capital gains	— (7)	—
Net asset value, end of period	$12.27	$10.80
Total investment return(4)	13.63%	8.00	%(5)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$168	$26
Ratio of expenses to average net assets with waivers and reimbursements	2.23%	2.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.89%	5.43	%(6)
Ratio of net investment income to average net assets	(0.67%)	(0.47	)%(6)
Portfolio turnover rate(8)	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

	Global Low Volatility Fund — Class I Shares For a Fund Share Outstanding Throughout each Period
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Eleven Months Ended August 31, 2014(1)(2)		For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$24.93	$28.29	$27.64	$27.45		$22.45	$18.83
Net investment income/(loss)(3)	0.06	(0.19)	(0.21)	(0.20)		(0.14)	(0.16)
Net realized and unrealized gain/(loss) on investments	2.21	(1.25)	3.04	2.96		5.14	4.21
Net increase/(decrease) in net assets resulting from operations	2.27	(1.44)	2.83	2.76		5.00	4.05
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—		—	—
Net realized capital gains	—	(1.93)	(2.18)	(2.57)		—	(0.50)
Total dividends and distributions to shareholders	—	(1.93)	(2.18)	(2.57)		—	(0.50)
Redemption fees added to paid-in capital(3)	— (4)	0.01	— (4)	—		—	0.07
Net Asset Value, End of Period	$27.20	$24.93	$28.29	$27.64		$27.45	$22.45
Total investment return(5)	9.15%	(5.44)%	11.49%	10.62	%(6)(7)	22.27%	22.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$22,765	$64,378	$71,523	$59,924		$55,737	$59,007
Ratio of expenses to average net assets with waivers and reimbursements	0.84%	0.84%	0.84%	0.84	%(8)	0.86%	0.95%
Ratio of expenses to average net assets without waivers and reimbursements	1.32%	1.13%	1.20%	1.13	%(8)	1.13%	1.25%
Ratio of net investment income/(loss) to average net assets	0.26%	(0.76)%	(0.77)%	(0.80	)%(8)	(0.63)%	(0.75)%
Portfolio turnover rate	247%	375%	297%	277	%(6)	345%	323.54%

(1)	The Fund changed its Fiscal year end to August 31.
(2)	Effective as of the close of business on March 21, 2014, the Fund acquired all the assets and liabilities of the Dynamic U.S. Growth Fund (“Predecessor Fund”), a series of Scotia Institutional Funds. The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.
(3)	The selected per share data was calculated based on average shares outstanding method for the period.
(4)	Amount represents less than $0.005 per share.
(5)	Total investment return is calculated assuming purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(6)	Not annualized.
(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for the shareholder transactions.
(8)	Annualized.

Appendix A	PRIOR PERFORMANCE OF SIMILARILY ADVISED ACCOUNTS

U.S. Low Volatility Equity Fund

The Adviser has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the U.S. Low Volatility Equity Fund. The table below is provided to illustrate the past performance of the Adviser in managing all such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. This performance history is net of all fees (including any applicable sales loads) charged to investors in the other accounts. The net returns are derived using the investment advisory fixed rate fee of 1.00% on total assets applicable for each other account and calculated on a monthly basis. The composite includes other accounts that pay lower expenses than those paid by shareholders of the Fund. Higher expenses reduce returns to investors. The use of the Fund's expense structure would have lowered the performance results. The Fund's results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

COMPOSITE — MONTHLY PERFORMANCE TABLE NET OF FEES
(SINCE INCEPTION JANUARY 14, 2011 THROUGH DECEMBER 31, 2011)1,2,3

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
US Equity Low Volatility Composite	-1.72%	1.92%	1.97%	4.13%	0.71%	0.11%	-2.82%	-1.63%	-2.17%	4.80%	0.41%	1.84%
S&P 500® Index	-0.55%	3.20%	-0.10%	2.85%	-1.35%	-1.83%	-2.15%	-5.68%	-7.18%	10.77%	-0.51%	0.85%

1	Performance was calculated using a time-weighted total return methodology, as set forth in Global Investment Performance Standards ("GIPS") Section 3.3. This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.
2	Performance shown is composite performance of all similarly advised accounts. The first similarly advised account commenced operations on January 14, 2011, but other accounts commenced operations subsequent to January 14, 2011.
3	The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represents approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

Small Cap Low Volatility Fund

The Adviser has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the Small Cap Low Volatility Fund. The table below is provided to illustrate the past performance of the Adviser in managing all such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. This performance history is net of all fees (including any applicable sales loads) charged to investors in the other accounts. The net returns are derived using the investment advisory fixed rate fee of 1.23% on total assets applicable for each other account and calculated on a monthly basis. Other accounts managed by the Adviser may pay lower expenses than those paid by shareholders of the Fund. Higher expenses reduce returns to investors. The use of the Fund's expense structure may have lowered the performance results. The Fund's results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

COMPOSITE – MONTHLY PERFORMANCE TABLE NET OF FEES
(SINCE INCEPTION APRIL 1, 2014 THROUGH MARCH 31, 2016)1,2,3

Small Cap Low Volatility Returns

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2016	(1.15)%	1.57%	5.51%
2015	(2.35)%	3.12%	2.20%	(3.77)%	1.70%	1.05%	0.81%	(4.24)%	(0.49)%	3.71%	1.81%	(1.78)%
2014				(3.09)%	0.59%	3.78%	(4.22)%	4.33%	(4.04)%	10.27%	0.77%	3.25%

Russell 2000® Index

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2016	(8.79)%	0.00%	7.98%
2015	(3.22)%	5.94%	1.74%	(2.55)%	2.28%	0.75%	(1.16)%	(6.28)%	(4.91)%	5.63%	3.25%	(5.02)%
2014				(3.88)%	0.80%	5.32%	(6.05)%	4.96%	(6.05)%	6.59%	0.09%	2.85%

[1]	Performance was calculated using a time-weighted total return methodology (which is a measure of the compound rate of growth in a portfolio), as set forth in Global Investment Performance Standards ("GIPS") Section 3.3. This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.
[2]	Performance shown is net composite performance of all similarly advised accounts. The first similarly advised account commenced operations on April 1, 2014.
[3]	The Russell 2000® Index is a leading small cap index which is a subset of the Russell 3000® Index. The Russell 2000® Index is comprised of the bottom 2000 stocks in the Russell 3000® Index.

PRIVACY NOTICE
FACTS	WHAT DOES THE SUMMIT GLOBAL INVESTMENTS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Summit Global Investments Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Summit Global Investments Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-888-251-4847 or go to www.summitglobalinvestments.com

What we do
How do the Summit Global Investments Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Summit Global Investments Funds collect my personal information?

We collect your personal information, for example, when you

• open an account

• provide account information

• give us your contact information

• make a wire transfer

• tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates' everyday business purposes - information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•     Our affiliates include Summit Global Investments, LLC, the investment adviser to the Summit Global Investments U.S. Low Volatility Equity Fund, Small Cap Low Volatility Fund and Global Low Volatility Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•     Summit Global Investments U.S. Low Volatility Equity Fund, Small Cap Low Volatility Fund and Global Low Volatility Fund don't share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•     Summit Global Investments U.S. Low Volatility Equity Fund, Small Cap Low Volatility Fund and Global Low Volatility Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you. We do not currently have any joint marketing

THE SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND, SUMMIT GLOBAL INVESTMENTS SMALL CAP LOW VOLATILITY FUND AND SUMMIT GLOBAL INVESTMENTS GLOBAL LOW VOLATILITY FUND

FOR MORE INFORMATION:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports:

These reports contain additional information about the Funds’ investments, describe the Funds’ performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes Fund strategies and market conditions that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information:

The Funds’ SAI, dated December 31, 2017, has been filed with the SEC. The SAI, which includes additional information about the Funds, along with the Funds’ annual and semi-annual reports, are available on the Adviser's website at www.summitglobalinvestments.com or may be obtained free of charge by calling 855-744-8500. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

Shareholder Account Service Representatives:

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9 a.m. to 8 p.m. (Eastern time) Monday-Friday. Call: 855-744-8500.

Purchases and Redemptions:

Call your registered representative or 855-744-8500.

Written Correspondence

Post Office Address:	Summit Global Investments Funds c/o U.S. Bancorp Fund Services, LLC PO Box 701 Milwaukee, WI 53201-0701
Street Address:	Summit Global Investments Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Securities and Exchange Commission:

You may view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518